UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders

Bruker Corporation (the “Company”) held its 2015 Annual Meeting of Stockholders on May 20, 2015. The proposals submitted by the Board of Directors to a vote of stockholders, and the results of the voting on each proposal, are indicated below.

Proposal No. 1— Election of Directors

The following nominees were elected by stockholders to serve as Class II directors until the Company’s 2017 Annual Meeting of Stockholders and Class III directors until the Company’s 2018 Annual Meeting of Stockholders:

Nominees for Class II director:	For	Withheld	Broker Non-Votes
Marc A. Kastner	161,065,681	299,420	3,033,323
Gilles J. Martin	160,150,664	1,214,437	3,033,323

Nominees for Class III director:	For	Withheld	Broker Non-Votes
Richard D. Kniss	160,594,712	770,389	3,033,323
Joerg C. Laukien	159,944,832	1,420,269	3,033,323
William A. Linton	159,696,690	1,668,411	3,033,323
Chris van Ingen	160,148,872	1,216,229	3,033,323

Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2015. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
164,013,654	377,085	7,685	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: May 20, 2015	By:	/s/Charles F. Wagner, Jr.
Charles F. Wagner, Jr. Executive Vice President and Chief Financial Officer